Exhibit 10.1

Execution Version Employment Agreement between Kelly Services Management Sari 20, avenue Edouard-Dubois 2006 “Neuchltel Switzerland “Employer” and Berendina Maria Bekhuis Koolhaas 14a, rue du Littoral 2025 Chez-le-Bart Switzerland “Employee” collectively, the “Parties“and each individually, a “Party”

2/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Recitals The Employer, a subsidiary of Kelly Services, Inc., a Delaware corporation (“Kelly Services”), and the Employee have entered into an employment agreement dated 28 March 2008 (effective as of 1 June 2008), which has been amended by amendment dated 8 April 2010 (effective as of 1 January 2010) and another amendment dated 23 September 2013 (effective as of 1 September 2013) (together the “Former Contract”). The Employee has been promoted and appointed to the position of Vice President and Managing Director, EMEA Staffing. The Employee has accepted this promotion and appointment. The Parties wish to novate the Former Contract whereby the Former Contract shall be replaced and a new agreement shall reflect the current terms of employment between the Employer and the Employee. The Parties hereby agree on’the terms and conditions of the Employee’s employment and certain other matters as follows (“Agreement”): Commencement of Employment The employment as per the terms of this Agreement shall commence on 1 March 2017, subject to the Employee continuing to have a valid work certificate and a residence permit (“Commencement Date”). As of the Commencement Date, the Agreement shall fully replace the Former Contract. Position, Place of Work The Employee shall be appointed and employed by the Employer as of the Commencement Date, in a position as Vice President and Managing Director, EMEA Staffing, or in such other position as the Employer may assign to the Employee from time to time. The Employee shall be responsible for leading the Kelly Services Staffing business in the EMEA region (currently including France, UK, Ireland, Denmark, Netherlands, Norway, Switzerland, Italy, Luxembourg, Russia, Belgium, Germany, Hungary, Poland, and Portugal). The Employee shall report to those executive officers who are assigned to this position by the Board of Directors or the CEO from time to time. At all times during the term of this Agreement the Employee shall perform those duties and exercise such powers which are from time to time assigned to or vested in the Employee by the Board of Directors or the CEO, the executive officer to whom the Employee reports or that are listed in the relevant work description or in internal regulations of the Employer. During the term of employment the Employee shall, if so requested, and without additional compensation, accept appointment as a member of the board of directors of the Employer and/or any of its subsidiary, sister, and parent companies and affiliates (collectively, the “Group”) or otherwise perform work for the Group as instructed. The Employee has currently accepted such an appointment to the board of directors of TS Kelly Asia Pacific.

3/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas The Employee’s place of work shall be at the Employer’s offices or such other premises as the Employer may use from time to time. The Employee’s duties may require the Employee to travel on business for the Employer to other locations both in Switzerland and abroad, such travel may include weekends and public holidays. Remuneration The base salary effective 1 March 2017 shall be CHF 457’500 gross p.a. (pro rata), payable in 12 equal monthly installments one month in arrears on or around the 25,b calendar day in the respective month (“Base Salary”). The Base Salary shall be the remuneration for regular working time, overtime (Ubersluriden), excess-overtime (Uberzeif), and any other service rendered by the Employee for the Employer, The Employer shall deduct from the Base Salary the social security charges and other charges due under applicable law and the pension plan of the Employer. Provided that it is not prohibited or restricted under applicable law, the Employee shall participate in Kelly Service’s Field Incentive Plan (“FIP”), a copy of which is attached to this Agreement. The Employee acknowledges and agrees that Kelly Services, Inc. may unilaterally amend or change FIP from time to time or discontinue FIP at any time. Effective 1 March 2017, the Employee’s target incentive is set at 50% of the earned Base Salary. Incentive awards under FIP are determined based on measures established each year. The financial and/or performance measures that the Employee’s incentive will be based on will be determined solely by Kelly Services. The Employer and/or Kelly Services, as the case may be, shall deduct from the awarded FIP incentives the social security charges and other charges due under applicable law and the pension plan of the Employer and/or Kelly Services. The Employee shall be entitled to participate in the Employer’s benefit plans, if any, subject to the terms and conditions of such benefit plans as communicated by Employer from time to time. The Employee acknowledges and agrees that the Employer may unilaterally amend or change the benefit plans from time to time or discontinue a benefit plan at any time. Any bonus payment shall be paid-out at such times as such payments are customarily made by the Employer. The Employer shall deduct from any bonus payment the social security charges and other charges due under applicable law and the pension plan of the Employer. Unless otherwise expressly agreed upon in writing, the payment of any other gratuities, bonuses, profit shares, premiums or other extra payments shall be on a voluntary basis, subject to the provision that even repeated payments without the explicit repetition of such reservation shall not create any claim for the Employee, either in respect to their cause or their amount, either for the past or for the future. The Employee is entitled to a monthly medical insurance allowance of CHF 450.-, of which CHF 300.- are considered an allowance for the Employee and CHF 150.- as an allowance for the dependent(s) of the Employee. The Employer shall deduct from the medical allowances any applicable social security charges and other charges due under applicable law and the

4/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas pension plan of the Employer. 4« Expenses The Employee shall be entitled to expenses in accordance with the Employers expense regulation for management entitled “Complementary Statutory for Fees of the Senior Executive of the Company”(Reglement complementaire des frais pour le personnel dirigeant de la Societe), the Employee having received the current version as of the Effective Date, and thus shall continue to be entitled to a lump-sum representation allowance of CHF 1’500 p.m. Expenses of an extraordinary nature, air travel and hotel accommodation costs shall be reimbursed by the Employer, against lawful invoices, provided that they were reasonably incurred by the Employee when promoting the business of the Employer and in performing services hereunder and are accounted in accordance with the policies and procedures established by the Employer from time to time. Stock Awards The Employee shall be eligible to participate in the Equity Incentive Plan of Kelly Services, Inc. (the “EIP”), a copy of which is attached to this Agreement, subject to the terms and conditions set out in the EIP. The Employee acknowledges and agrees that Kelly Services, Inc. may unilaterally amend or change the EIP from time to time or discontinue the EIP at any time. For 2017, without prejudice for any future awards under the EIP, the Employee shall be awarded 2’200 Restricted Stock Units (RSUs) as an annual award (the “Annual Award”) and 2’800 RSUs as a special award (the “Special Award”). The grant date of the Annual Award shall be February 15, 2017 and the grant date of the Special Award shall be March 1,2017, One fourth of the Annual Award shall vest each following year on February 15 for four years. One fourth of the Special Award shall vest each following year on March 1 for four years.

5/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Hours of Work The hours of work are such as may be required for the proper performance of the Employee’s duties and at such other times as may be appropriate without any additional remuneration or the grant of extra time off or other compensation. Unless otherwise requested by the Employer, the average weekly working hours shall be 42.5 hours. Working time of up to 45 hours per week and excess-overtime (Uberzeit) of up to 60 hours per year are compensated by the Base Salary and do not entitle the Employee to any additional remuneration or compensation by time off. Employee’s General Obligations The Employee shall faithfully and diligently perform her tasks, in compliance with the instructions given to her by the Board of Directors and/or by the executive officer to whom the Employee reports. The Employee shall devote her full working time to the Employer and shall not undertake other professional activities, whether paid or unpaid, and/or accept other employments, positions, or any corporate function (e.g. board membership) during the term of this Agreement. The Employee shall comply with the Code of Business Conduct and Ethics. Incapacity Should the Employee be incapacitated due to illness, accident or the like to perform her duties required under this Agreement, the Employee shall notify the Employer immediately and shall provide a medical certificate evidencing such incapacity. The Employer reserves the right to require the Employee, at any time, to undergo a medical examination conducted by the Employer’s medical doctor, at the Employer’s expense, and to provide a medical certificate. The Employee hereby authorizes such medical doctor to disclose and discuss with the Employer the results of its examination relating to the Employee’s incapacity to work. During absence from work due to illness, accident or the like, the Employee shall be paid in accordance with Swiss law and the Zurich scheme (“Zilrcher Skala”) the Base Salary less any statutory sick pay or other benefits to which the Employee is entitled. Holidays The Employee shall be entitled to 25 days of paid holiday p.a. (pro rata) in addition to the public holidays as applicable in the jurisdiction of the registered place of incorporation of the Employer. Holidays shall be taken at times agreed with the Employer. The Employee shall give sufficient notice of intention to take holidays to her superior, of whom the written approval to the specific dates is required.

6/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Any holiday taken shall be deducted from the most recent holiday accrued, and untaken holiday from earlier years shall forfeit in accordance with the applicable statute of limitations. As of the date of this agreement, Employee has 19.5 untaken holidays carried over from previous years. Term and Termination, Probation Period This Agreement shall run for an indefinite period of time. It may be terminated by either Party giving 12 months prior written notice, such notice being effective as per the end of the month following the expiry of the notice period. In light of the continued employment relationship, there shall be no probation period. Upon the termination of her employment (for whatever reason and howsoever arising) the Employee: shall not take away, conceal or destroy but shall immediately deliver to the Employer all documents (which expression shall include, without limitation, notes, software, memoranda, correspondence, drawings, sketches, plans, designs and any other material upon which data or information is recorded or stored) relating to the business or affairs of the Employer or any Group company or any of their customers, shareholders, directors, employees, officers, suppliers, distributors and agents (and the Employee shall not be entitled to retain any copies or reproductions of any such documents) together with any other property belonging to the Employer or any Group company which may then be in her possession or under her control; shall at the request of the Employer immediately resign, without claim for compensation, from any office as a director of the Employer and any Group company and from any other office held by her in the Employer or any Group company. In the event of her failure to do so, the Employer and its shareholders are hereby irrevocably authorized immediately to remove her therefrom. shall not at any time thereafter make any untrue or misleading oral or written statement concerning the business and affairs of the Employer or any Group company nor represent herself or permit herself to be held out as being in any way connected with or interested in the business of the Employer or any Group company (except as a former employee for the purpose of communicating with prospective employers or complying with any applicable statutory requirements); and shall immediately repay all outstanding debts or other amounts due to the Employer or any Group company, and the Employer is hereby authorized to deduct from any wages or accrued benefits of the Employee a sum in repayment of all or any part of any such debts, or other amounts due. Upon termination of the Agreement, the Employee shall also resign from the boards of directors of the Employer and any of its subsidiaries.

7/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Confidentiality As used herein, “Confidential Information“shall include, but not be limited to, all technical, business and trade information of the Employer and/or any of its subsidiary, sister, and parent companies and affiliates (collectively, the “Group”), and of any third party, which is of a confidential, trade secret and/or proprietary character and which is either developed by the Employee (alone or with others) or to which the Employee has had access during her employment hereunder. The Employee shall be prohibited at any time during the continuance of her employment hereunder or at any time thereafter to directly or indirectly disseminate, disclose, and/or use for her own purposes or for any purposes other than those of the Employer, or through any failure to exercise due care and diligence cause any unauthorized disclosure of, Confidential Information, except as may be required by law, in the proper performance of the Employee’s duties or as authorized in writing by the Employer. Upon termination of her employment hereunder (for whatever reason) and at any other time at the Employer’s request the Employee shall, without retaining any copies or other record thereof, deliver to the Employer or any person the Employer may nominate each and every document and all other material of whatever nature in the possession or under the control of the Employee containing or relating directly or indirectly to any Confidential Information. The confidentiality undertaking set forth in this Section 11 shall cease to apply to any information which shall become available to the public generally otherwise than through the default of the Employee. Employee shall not, during her employment with the Employer or at any time thereafter, use or disclose to the Employer any confidential, trade secret, or other proprietary information or material of any previous employer or other person, and Employee shall not bring onto the Employer’s premises any unpublished document (or derivation thereof) or any other property belonging to any former employer without the prior written consent of that former employer.

a /12 Employment Agreement Kelly Services Management Scirl / Berendina Maria Bekhuis Koolhaas Intellectual Property All intellectual property, including inventions and designs, and other proprietary work effort which the Employee either alone or in conjunction with others invents, conceives, makes or produces while employed by the Employer (whether during working hours or not) and which directly or indirectly: relate to matters within the scope of the Employee’s duties or field of responsibility; or are based on the Employee’s knowledge of the actual or anticipated business or interests of the Employer or any of the Group companies; or are aided by the use of time, materials, facilities or information of the Employer or any of the Group companies and all legal rights therein shall be the sole and exclusive property of the Employer. The Employee shall communicate promptly and confidentially in writing to those persons authorised for the purpose by the Board of Directors and to no other persons all such inventions, designs and work effort of a proprietary nature. The Employer reserves the right to acquire any invention, design and proprietary work effort invented, conceived, made or produced by the Employee merely on occasion of her employment activity, but not during the performance of her contractual duties. The Employer shall inform the Employee in writing within six months upon receipt of the Employee’s notice pursuant to Section (b) whether it wishes to acquire the rights to such invention, design, or proprietary work effort or whether such invention, design or proprietary work effort will be released to the Employee. The Employee shall execute and perform at the expense of the Employer both during the continuance of her employment hereunder and at all times thereafter all such applications, assignments, documents, acts and things as may reasonably be required by the Employer for the purpose of obtaining and enforcing in such countries as the Employer may direct all necessary legal protection in respect of inventions, designs and other proprietary work effort owned by the Employer and for vesting the same in the Employer or as the Employer may direct. 13, Data Protection, Communication Infrastructure With the execution of this Agreement, the Employee consents that the Employer may store, transfer, change and delete all personal data in connection with this employment relationship. In particular, the Employee consents to the transfer of personal data concerning the Employee by the Employer to an affiliated company of the Employer outside Switzerland also in case such affiliated company of the Employer should not be subject to data protection rules similar to the ones applicable in Switzerland. The Employee shall comply with the Employer’s policies and instructions regarding the use of the Employer’s telephones and telefax, computers, e-mail system, internet services and

9/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas software programmes (“Communication Infrastructure”). The Employee shall at all times refrain from using the Communication Infrastructure for any excessively private or any inappropriate or illegal purpose. The Employee acknowledges and agrees that all activities on the Communication Infrastructure are automatically saved, and that the Employer has complete access to, and may, in order to verify compliance with the Employer’s policies and instructions, monitor at any time the Employee’s usage of the Communication Infrastructure, including but not limited to the review of all material and e-mail correspondence and the Employees’ internet usage that is saved on or performed via the Communication Infrastructure. Non-Competition, Non-Solicitation The Employee shall not, for as long as the Employee remains an employee of the Employer and during a period of 12 months from the taking effect of the termination of this Agreement, alone, or jointly with, or as manager of, agent for, or employee of any person or as a shareholder directly or indirectly carry on or be engaged, concerned or interested in any business competitive to the business of the Group worldwide at the time of the termination of this Agreement or twelve months prior to such termination date. The Employee shall not, for as long as he remains an employee of the Group and during a period of 12 months from the taking effect of the termination of this Agreement solicit, induce or attempt to induce any person who is an employee of the Group to leave the Group or to engage in any business that competes with the Group; hire or assist in the hiring of any person who is an employee of the Group to work for any business that competes with the Group, or solicit, induce or attempt to induce any person or company that is a customer of the Group to discontinue or modify its customer relationship with the Employer. Liquidated Damages For each violation of the covenants set forth in Sections 11 and/or 14, the Employee shall pay to the Employer an amount of CHF 100,000.- as liquidated damages (Konventionalstrafe) plus such additional damages as may be incurred by the Employer. The payment of this sum shall not operate as a waiver of the above obligations. The Employer shall, in addition to all other damages, be entitled to obtain a court’s order for specific performance, as well as adequate injunctive relief or any other adequate judicial measure, to immediately stop such violation. Signatory Powers The Employee may, at the sole discretion of the Employer, be registered in the Commercial Register with signature rights for the Employer and its Group companies. The Employer will ensure that her registration will be cancelled at the Commercial Register, within a period of 30 days from the date of resignation, The Employee is aware that the Employer from time to time may appoint additional

10/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas employees, managers, agents or representatives to act on behalf of the Employer and its Group companies. In such case, the Employer may amend the Employee’s signature power and require her to sign jointly with the newly appointed employees, managers, agents or representatives. In exercising her signature rights, the Employee however shall always comply with the internal regulations & signing authority of the Employer and its Group companies. Representations and Warranties; Covenants The Employee represents and warrants that there are no restrictions or prohibitions that will inhibit her from fully and properly undertaking any of her employment obligations herein. The Employee acknowledges that if any such restriction or prohibition exists, is enforced, and will prohibit or inhibit her from fully and properly undertaking any of her employment obligations pursuant to this Agreement, such prohibitions or restrictions would constitute just cause for terminating this Agreement. During the term of this Agreement, the Employee covenants to complete and file in a timely manner all personal tax filings and pay all income taxes related to the compensation and benefits provided hereunder as may be required by applicable law. General Provisions This Agreement and the policies, rules, and/or regulations listed in Section (d) constitute the entire agreement and understanding among the Parties with respect to the employment of the Employee with the Employer, and shall supersede all prior oral and written agreements or understandings of the Parties relating hereto. Any representation or statement (in whatever form) made to the Employee in connection with the Employee’s employment not incorporated in this Agreement or the policies, rules, and/or regulations listed in Section (d) shall not be valid and have no effect. This Agreement may only be modi Red or amended by a document signed by the Parties. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision. No waiver of any violation or non-performance of this Agreement in one instance shall be deemed to be a waiver of any violation or non-performance in any other instance. All waivers must be in writing. If any provision of this Agreement is found by any competent authority to be void, invalid or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force. In this event, the Agreement shall be construed, and, if necessary, amended in a way to give effect to, or to approximate, or to achieve a result which is as close as legally possible to the result intended by the provision hereof determined to be void, illegal or unenforceable. The following policies, rules, and/or regulations, each as amended from time to time, shall be incorporated into this Agreement by reference, and the Employee acknowledges to have received a copy of, and hereby agrees to, all such policies, rules, and/or regulations:

11/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Employers expense regulation for management entitled “Complementary Statutory for Fees of the Senior Executive of the Company”(Reglement comptementaire des frais pour le personnel dirigeant de la Societe); Employers Employment Conditions for Management (Les conditions cadre de travail de Juillet 2005)’, Code of Business Conduct and Ethics; Field Incentive Plan (FIP); and Equity Incentive Plan (EIP) of Kelly Services, Inc. The Employee hereby authorizes the Employer, without notice to the Employee, at any time during the Employee’s employment to set off and/or make deductions from the Employee’s salary or from any other sums due to the Employee from the Employer or any Group company in respect to any overpayment of any kind made to the Employee in respect to any debt or other sums due from her, subject to article 323b subparagraph 2 CO. Governing Law and Jurisdiction This Agreement, including the jurisdiction clause, shall be governed by, interpreted and construed in accordance with the substantive laws of Switzerland. Exclusive jurisdiction for all disputes arising out of or in connection with this Agreement shall be with the ordinary courts at the registered place of incorporation of the Employer.

12/12 Employment Agreement Kelly Services Management Scirl I Berendina Maria Bekhuis Koolhaas Place, Date Place, Date Employer Employee Natalia Alexaiidrovna Shufi/aivFabbri, Bere’i dina Maria Bekhuis Koolhaas General Manager, EMEA/APAC ViceJPr/sident and Managing Director, EMEA Staffing SilVanyfrAlbertus Johannes Hoevenaars, Vice President Finance EMEA